Virtus Bond Fund,

Virtus Global Opportunities Fund,

Virtus High Yield Fund,

Virtus Multi-Sector Intermediate Bond Fund,

Virtus Multi-Sector Short Term Bond Fund and

Virtus Real Estate Securities Fund,

each a series of Virtus Opportunities Trust

Supplement dated January 13, 2017 to the Summary Prospectuses and Statutory Prospectus, each dated January 28, 2016 and Statement of Additional Information, dated September 23, 2016, as supplemented

Important Notice to Investors

Effective March 6, 2017, all Class B Shares of each of the above-named funds will be converted to Class A Shares of each respective fund. Shareholders holding Class B Shares at the time of the conversion will receive Class A Shares having an aggregate net asset value equal to the aggregate net asset value of their Class B Shares immediately prior to the conversion. No sales charges will be imposed in connection with this conversion. Please refer to each fund’s prospectuses for any differences between share classes, including sales charge structure, expenses and other options.

Accordingly, as of March 6, 2017, all references to Class B Shares in each of the above-named fund’s prospectuses and SAI will be removed and Class B Shares no longer will be available.

Investors should retain this supplement with the

Prospectuses and SAI for future reference.

VOT 8020/BShareConversion (1/2017)